SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 September 21, 2005
Date of Report
(Date of Earliest Event Reported)

 SONOSITE, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904
(Address of Principal Executive Offices) (Zip Code)

(425) 951-1200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 21, 2005, SonoSite, Inc.'s ("SonoSite") Board of Directors unanimously appointed Carmen L. Diersen as independent director to fill a new seat on the Board of Directors.  Ms. Diersen is the Chief Financial Officer and Executive Vice President of American Medical Systems Holdings, Inc. and serves on the board of directors and audit committee of Memry Corporation.  There are no arrangements or understandings between Ms. Diersen and any other person pursuant to which she was selected as a director, nor does she have any family relationship with any director or executive officer.

A copy of the press release dated September 22, 2005 announcing the appointment of Ms. Diersen as a director is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated September 22, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated:	September 22, 2005	By:	/s/ MICHAEL J. SCHUH

Michael J. Schuh Chief Financial Officer